                                                                    Exhibit 24.1

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 23rd of June, 1999.

                                        /s/ Howard I. Atkins
                                        ----------------------------
                                        Howard I. Atkins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 23rd of June, 1999.

                                        /s/ Judith E. Campbell
                                        ----------------------------
                                        Judith E. Campbell

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 23rd of June, 1999.

                                        /s/ Richard M. Kernan, Jr.
                                        ----------------------------
                                        Richard M. Kernan, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 8th of July, 1999.

                                        /s/ Richard A. Norling
                                        ----------------------------
                                        Richard A. Norling

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 23rd of June, 1999.

                                        /s/ George Paz
                                        ----------------------------
                                        George Paz

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 30th of June, 1999.

                                        /s/ Joseph W. Plum
                                        ----------------------------
                                        Joseph W. Plum

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 29th of June, 1999.

                                        /s/ Frederick J. Sievert
                                        ----------------------------
                                        Frederick J. Sievert

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 23rd of June, 1999.

                                        /s/ Stephen N. Steinig
                                        ----------------------------
                                        Stephen N. Steinig

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 28th of June, 1999.

                                        /s/ Seymour Sternberg
                                        ----------------------------
                                        Seymour Sternberg

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 24th of June, 1999.

                                        /s/ Barrett A. Toan
                                        ----------------------------
                                        Barrett A. Toan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 24th of June, 1999.

                                        /s/ Barrett A. Toan
                                        ----------------------------
                                        Barrett A. Toan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 25th of June, 1999.

                                        /s/ Howard L. Waltman
                                        ----------------------------
                                        Howard L. Waltman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the 9 5/8% Senior Notes due 2009 of the Company to be offered in exchange for the 9 5/8% Senior Notes due 2009 sold by the Company on June 16, 1999, pursuant to Rule 144A of the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 24th of June, 1999.

                                        /s/ Norman Zachary
                                        ----------------------------
                                        Norman Zachary